                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                           January 29, 2004
                                                   (Date of earliest event reported)

                                            First Federal Financial Corporation of Kentucky
                                        (Exact name of registrant as specified in its charter)

                                        Securities and Exchange Commission File Number: 0-18832

            KENTUCKY                                                                          61-1168311
(State or other jurisdiction                                                       (I.R.S. Employer Identification No.)
  of incorporation or organization)

                                            2323 Ring Road, Elizabethtown, Kentucky, 42701
                                          (Address of principal executive offices) (Zip Code)

                                      Registrant's telephone, including area code: (270) 765-2131

Item 7:  Financial Statements and Exhibits

         Attached is the press release for the annual and fourth quarter results.

         (c)      Exhibits

         Exhibit Number             Description
---------------------------------------------------------------------------------------------------------------------------------------
         99.1                       Press release dated January 29, 2004

Item 12:  Results of Operations and Financial Condition

On January 29, 2004, First Federal  Corporation of Kentucky issued a press release  announcing  annual and fourth quarter 2003 results.
A copy of the press release as well as  supplemental  information is furnished  with this report as Exhibit 99.1,  and in  incorporated herein by reference.

The information in this report is being  furnished,  not filed,  for purposes of Section 18 of the Securities  Exchange Act of 1934, as
amended,  and pursuant to Item 12 of Form 8-K will not be  incorporated  by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              FIRST FEDERAL CORPORATION OF KENTUCKY

Date:  February 3, 2004                                       By: /s/ Gregory S. Schreacke
                                                                  ------------------------
                                                                  Gregory S. Schreacke
                                                                  Chief Financial Officer

Exhibit 99.1

FOR  RELEASE AFTER 5:00 pm
January 29, 2004                                     For More Information Contact:
                                                     B. Keith Johnson
                                                     President and Chief Executive Officer
                                                     First Federal Financial Corporation of Kentucky
                                                     (270) 765-2131

                                  First Federal Financial Corporation of Kentucky
                                      Announces Annual and Quarterly Results

Elizabethtown,  Kentucky,  January 29, 2004 - First Federal  Financial  Corporation  of Kentucky  (the  "Company"),
Nasdaq:  NMS:  FFKY,  the parent bank holding  company of First Federal  Savings Bank (the "Bank") today  announced diluted  earnings per share of $0.54 for the quarter  ended  December  31, 2003,  compared to $0.55 for the quarter ended  December  31,  2002.  For the year ended  December 31, 2003,  diluted  earnings per share  increased  7%, to
$2.10, compared to $1.97 for the year ended December 31, 2002.

The Company's  emphasis on commercial  lending continued to produce positive results  generating a $91 million,  or
50% increase in  commercial  loans to $273  million at December 31, 2003,  compared to $182 million at December 31,
2002.  This  favorable  trend has resulted in a $144 million,  or 112%  increase in commercial  loans from December
31, 2001,  and a $172 million,  or 170% increase in commercial  loans from December 31, 2000. The mix of commercial loans in the Company's portfolio has increased from 35% at December 31, 2002, to 49% at December 31, 2003.

"We are pleased  with the  success we have  experienced  with our  emphasis  in  commercial  lending as well as the progress we have made in our  transformation  to a stronger sales  culture,"  noted  President and Chief  Executive
Officer,  B Keith Johnson.  "However,  our current period earnings remained  challenged by a declining net interest margin."

A declining net interest margin during 2003 resulted in a decrease in net interest  income of $536,000,  or 10% for the fourth  quarter  ended  December  31, 2003,  compared to the same  quarter a year ago. The net interest  margin tightened from 3.84% for the 2002 calender year to 3.61% for 2003,  resulting in a decrease in net interest  income of $864,000,  or 4%.  Interest rates paid on customer  deposits did not adjust  downward  proportionately  with the declining  interest yields on loans and  investments.  The surge in refinancing of residential  mortgage loans held in the  Company's  portfolio  resulted in a net decrease of $79 million in the  residential  mortgage  portfolio at
December 31,  2003,  compared to December 31.  2002.  Although the Bank's net interest  margin has been  negatively impacted,  the shift from  fixed-rate  residential  mortgage  loans to  commercial  loans has reduced the Company's interest rate risk in the event of a rising  interest rate  environment  and has  positioned the Company to improve its net interest margin, should rates begins to rise.

                                                       MORE

News Release
First Federal Financial Corporation of Kentucky
January 29, 2004
Page Two

Provision for loan loss expense increased  $34,000,  or 8% to $469,000 for the quarter ended December 31, 2003, and decreased  $349,000,  or 17% to $1.7  million for the year ended  December  31,  2003,  compared to the  respective periods a year ago.  The higher provision expense for 2002 was the due to changes in loans classifications.

Non-interest income increased $763,000, or 46% to $2.4 million for the quarter ended December 31, 2003, and increased $2.0 million, or 35% to $8.0 million for the year ended December 31, 2003, compared to the respective periods a year ago.  The growth in non-interest income was primarily due to the increase in the gains on sales of mortgage loans, growth in fees and services charges resulting from a higher volume of retail and commercial transactions, and the sale of a lot held for investment during the December 31, 2003 quarter.

Non-interest expense increased $521,000, or 13% to $4.5 million for the quarter ended December 31, 2003, and $1.7 million, or 11% to $17.3 million for the year ended December 31, 2003, compared to the respective periods a year ago.  The primary contributing factor was a $407,000 increase in employee compensation and benefits for the quarter, and a $1.6 million increase for the year.  During the year, ten new retail positions have been filled in preparation of the upcoming expansions into Jefferson County, Kentucky, coupled with an expanded facility in
Hardin County, Kentucky.   Additional increases to staff have taken place during 2003 to continue the transformation to a stronger retail sales culture and to provide expanded products and services to our retail and commercial customers.

First Federal Financial Corporation of Kentucky is the parent bank holding company of First Federal Savings Bank of Elizabethtown, which was chartered in 1923.  Today, the Bank serves Central Kentucky through its 13 full-service banking centers.

In this release, and from time to time in its public disclosures,  First Federal makes  forward-looking  statements relating to its financial condition,  results of operations,  plans,  objectives,  future performance and business.
Words such as  "believes,"  "anticipates,"  "expects,"  "intends,"  "plans,"  "targeted,"  "strategy,"  and similar expressions  are intended to identify  forward-looking  statements,  but are not the exclusive means of identifying such statements.

Forward-looking  statements  involve risks and  uncertainties  that may cause actual  results to differ  materially from  those  indicated  by the  forward-looking  statements.  In its annual and  quarterly  reports  filed with the
Securities  and Exchange  Commission,  First Federal  identifies  important  factors that could cause the Company's results  to differ  materially  from  those  contained  in such  forward-looking  statements.  Please  refer to the discussion of those factors in First Federal's filed reports.

                                                       MORE

News Release
First Federal Financial Corporation of Kentucky
January 29, 2004
Page Three

First Federal Financial Corporation's stock is traded on the Nasdaq National Market under the symbol "FFKY."
Market makers for the stock are:

FTN Midwest Research Securities                               Knight Securities, LP

Howe Barnes Investments, Inc.                                 Sandler O'Neill & Partners

J.J.B. Hilliard, W.L. Lyons Company, Inc.                     Stifel Nicholas & Company

Keefe, Bruyette & Woods, Inc.                             Trident Securities

                                                       MORE

News Release
First Federal Financial Corporation of Kentucky
January 29, 2004
Page Four
                                  CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except net income per share)

                                                                              Year Ended         Six Months Ended
                                                                              December 31,         December 31,
                                                                                 2003                  2002
-------------------------------------------------------------------------------------------------------------
Interest Income                                                                   $39,339            $21,556
Interest Expense                                                                   16,365              9,394
-------------------------------------------------------------------------------------------------------------
      Net Interest Income                                                          22,974             12,162
Provision for Loan Losses                                                          (1,656)            (1,161)
-------------------------------------------------------------------------------------------------------------
      Net Interest Income After Provision for Loan Losses                          21,318             11,001
-------------------------------------------------------------------------------------------------------------
Customer Service Fees on Deposit Accounts                                           4,556              2,139
Gain on Sale of Mortgage Loans                                                      1,564                518
Brokerage and Insurance Commissions                                                   353                230
Gain on Sale of Lots                                                                  452                  0
Other Income                                                                        1,056                290
-------------------------------------------------------------------------------------------------------------
       Total Non-interest Income                                                    7,981              3,177
-------------------------------------------------------------------------------------------------------------
Employee Compensation and Benefits                                                 (9,446)            (4,005)
Office Occupancy and Equipment Expense                                             (1,534)              (786)
Marketing and Advertising                                                            (568)              (287)
Outside Services and Data Processing                                               (1,826)              (855)
State Franchise Tax                                                                  (623)              (268)
Other Expense                                                                      (3,295)            (1,396)
-------------------------------------------------------------------------------------------------------------
       Total Non-interest Expense                                                 (17,292)            (7,597)
-------------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                                         12,007              6,581
Income Taxes                                                                       (4,004)            (2,199)
-------------------------------------------------------------------------------------------------------------
       Net Income                                                                  $8,003             $4,382
=============================================================================================================
   (1) Earnings Per Share:
         Basic                                                                      $2.12              $1.09
         Diluted                                                                    $2.10              $1.08
-------------------------------------------------------------------------------------------------------------
   (1) Weighted average shares outstanding                                      3,779,931          4,034,570
-------------------------------------------------------------------------------------------------------------

                               CONDENSED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per share data)

                                                                                  December 31,   December 31,
                                                                                    2003             2002
-------------------------------------------------------------------------------------------------------------
Assets:
     Cash and Cash Equivalents                                                    $48,030            $91,776
     Investment Securities                                                         34,938             18,575
     Loans Held for Sale                                                            1,021              3,676
     Loans Receivable, net                                                        549,132            524,859
     Other Assets                                                                  43,214             31,842
-------------------------------------------------------------------------------------------------------------
          Total Assets                                                           $676,335           $670,728
=============================================================================================================
Liabilities and Stockholders' Equity:
     Deposits                                                                    $529,162           $521,121
     Federal Home Loan Bank Advances                                               78,283             77,683
     Subordinated Debentures                                                       10,000             10,000
     Other Liabilities                                                              2,569              2,277
     Stockholders' Equity                                                          56,321             59,647
-------------------------------------------------------------------------------------------------------------
          Total Liabilities and Stockholders' Equity                             $676,335           $670,728
=============================================================================================================
          (1) Book Value Per Share                                                 $15.20             $14.88
-------------------------------------------------------------------------------------------------------------

(1)  Reflects the impact of the 10% stock dividend paid on May 14, 2003.

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